UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019

Riviera Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-225927	82-5121920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street, Suite 1700 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (281) 840-4000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2019, Riviera Resources, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see our Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 22, 2019.

Proposal 1 — Election of Directors

David B. Rottino, Matthew Bonanno, Philip Brown, C. Gregory Harper, Evan Lederman and Andrew Taylor were elected to continue to serve as the Company’s directors until the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Votes regarding the persons elected as directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
David B. Rottino	54,101,834	5,679,002	2,749,216
Matthew Bonanno	59,381,363	399,473	2,749,216
Philip Brown	59,624,443	156,393	2,749,216
C. Gregory Harper	54,082,296	5,698,540	2,749,216
Evan Lederman	59,325,702	455,134	2,749,216
Andrew Taylor	59,358,097	422,739	2,749,216

Proposal 2 — Ratification of the Appointment of KPMG LLP as Independent Auditor

The appointment of KPMG LLP as the Company’s independent auditor for 2019 was ratified. The voting results were as follows:

For	Against	Abstain
62,482,392	47,034	626

Proposal 3 — Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
59,403,107	289,606	88,123	2,749,216

Proposal 4 — Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on Executive Compensation

The frequency of advisory votes on executive compensation to occur every three years was approved, on an advisory basis, as follows:

Every Year	Every Two Years	Every Three Years	Abstain
12,391,210	7,634	38,260,483	9,121,509

The Company has determined that it will hold an advisory vote on executive compensation every three years, until the next stockholder advisory vote on the preferred frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 6, 2019

RIVIERA RESOURCES, INC.

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	President and Chief Executive Officer